Form 4 Joint Filer Information



Name:                 Resolute Funds Limited


Address:              3080 Yonge Street, Suite 5000, Box 73
                      Toronto, Ontario
                      Canada M4N 3N1


Designated Filer:     Resolute Performance Fund


Issuer &
Ticker Symbol:        Triangle Petroleum Corporation [TPLM.OB]


Date of Event
Requiring Statement:  11/30/07


Signature:            By:   /s/ Anna Goncharova
                            --------------------------------------------
                            Anna Goncharova
                            Chief Financial Officer